Exhibit 10.1

RESTATED THIRD AMENDMENT TO REVENUE LOAN AND SECURITY AGREEMENT

This restated third amendment (this “Amendment”) to that certain Revenue Loan and Security Agreement dated September 29, 2023, as amended by Amended and Restated First Amendment dated September 24, 2024 and Second Amendment dated October 11, 2024 (as amended, the “Agreement”), by and among Steven Shum (“Key Person”), INVO Fertility, Inc., a Nevada corporation f/k/a NAYA Biosciences, Inc. and f/k/a INVO Bioscience Inc. (the “Company”), the Guarantors identified on the signature page hereto (the “Guarantors”), and Decathlon Alpha V, L.P., a Delaware limited partnership (“Lender”), is dated August 11, 2025 (the “Third Amendment Date”). Unless otherwise defined herein, all capitalized terms have the meanings given to them in the Agreement.

The Company has requested that Lender consent to an amendment to the Company’s name to INVO Fertility, Inc. and consent to the entry by the Company, INVO Centers LLC, Wisconsin Fertility and Reproductive Surgery Associates, S.C., and Wood Violet Fertility LLC into a settlement agreement with Dr. Elizabeth Pritts, which includes the entry of a consent judgment against the Company, INVO Centers LLC, Wisconsin Fertility and Reproductive Surgery Associates, S.C., and Wood Violet Fertility LLC, according to the terms of a term sheet executed May 14, 2025 (the “Pritts Settlement”).

In connection with and as a material inducement to Lender to make accommodations with respect to these requests, the Company desires to make amendments to the Agreement as provided herein.

The Company, the Key Person, the Guarantors and Lender hereby agree as follows:

1. Effectiveness of Amendment. This Amendment will be effective upon Lender’s receipt of the transaction costs identified in Section 5, below.

2. Consent to Name Change. Pursuant to Section 5.10 of the Agreement, Lender hereby consents to the change of Company’s name to INVO Fertility, Inc.

3. Waiver as to Pritts Settlement. Lender hereby waives the Event of Default that results pursuant to Section 7.4 of the Agreement from the entry of a judgment for the payment of money in excess of $50,000 as a result of the Pritts Settlement.

4. Amendments.

4.1. Schedule 2.3(b)(2). An amended and restated Schedule 2.3(b)(2) to the Agreement is attached hereto as Schedule 2.3(b)(2). For the sake of clarity, the monthly payment due on each Payment Date, which is set forth in the column labeled “Projected Payment” on Schedule 2.3(b)(2), is increasing by $20,000 beginning in August 2025.

4.2. Schedule 11.3. The Company acknowledges and agrees that the Minimum Interest multiples on Schedule 11.3 to the Agreement increased by 0.15 as of December 1, 2024 due to the Company’s failure to receive equity investments during the period between the Amended and Restated First Amendment Date and November 30, 2024 in the net amount of $1,000,000, pursuant to Section 1.3 of the Amended and Restated First Amendment. To reflect the increase in Minimum Interest multiples and memorialize the effect of Section 1.3 of the Amended and Restated First Amendment, an amended and restated Schedule 11.3 to the Agreement is attached hereto as Schedule 11.3.

5. Transaction Costs. Pursuant to Section 12.7 of the Agreement, Company will reimburse Lender for all fees and expenses incurred by Lender relating to the First Amendment, the Second Amendment, this Amendment, the Pritts Settlement, and the Loan Agreement. Without limiting the foregoing, Company shall pay Lender $17,488 related to Lender’s fees and expenses incurred in connection herewith.

6. No Other Changes. In all other respects, the Agreement shall remain in full force and effect.

** Signatures on following page **

The parties have executed this Amendment on September 22, 2025 but to be effective as of the Third Amendment Date.

COMPANY:

INVO FERTILITY, INC., a Nevada corporation f/k/a NAYA BIOSCIENCES, INC. f/k/a INVO BIOSCIENCE, INC.

By:	/s/ Steven Shum
Steven Shum, CEO

LENDER:

DECATHLON ALPHA V, L.P.

By:	Decathlon Alpha GP V, LLC

Its:	General Partner

By:	/s/ John Borchers
John Borchers, Managing Director

KEY PERSON:

By:	/s/ Steven Shum
Steven Shum

GUARANTORS:

BIO X CELL INC

By:	/s/ Steven Shum
Steve Shum, President

INVO CENTERS LLC

By:	/s/ Steven Shum
Steve Shum, Managing Member

WOOD VIOLET FERTILITY LLC

By:	/s/ Steven Shum
Steve Shum, Managing Member

FERTILITY LABS OF WISCONSIN LLC

By:	/s/ Steven Shum
Steve Shum, Managing Member

ORANGE BLOSSOM FERTILITY LLC

By:	/s/ Steven Shum
Steve Shum, Managing Member

SCHEDULE 2.3(b)(2)

Summary		
Total Principal	$	1,500,000
Total Interest	$	1,725,000
Total Payments	$	3,225,000
Projected cash-on-cash multiple		2.15x
Projected term in months		49

Minimum Cash-on-Cash Multiple	
0 - 6 Months	1.35x
6 - 12 Months	1.50x
12 - 18 Months	1.85x
18 - 24 Months	1.95x
24 - 30 Months	2.05x
30 + Months	2.15x

Date	Projected Revenue	Revenue %PMT	Projected Payment	Loan Advancement	Projected Annual Debt Service
9/29/2023	[illegible]			$ 1,500,000	
10/15/2023	[illegible]	[illegible]	$ *30,000*	$ -	
11/15/2023	[illegible]	[illegible]	$ *30,000*	$ -	**2023**
12/15/2023	[illegible]	[illegible]	$ *30,000*	$ -	**$90,000**
1/15/2024	[illegible]	[illegible]	$ *35,000*	$ -	
2/15/2024	[illegible]	[illegible]	$ *35,000*	$ -	
3/15/2024	[illegible]	[illegible]	$ *35,000*	$ -	
4/15/2024	[illegible]	[illegible]	$ *35,000*	$ -	
5/15/2024	[illegible]	[illegible]	$ *35,000*	$ -	
6/15/2024	[illegible]	[illegible]	$ *35,000*	$ -	
7/15/2024	[illegible]	[illegible]	$ *35,000*	$ -	
8/15/2024	[illegible]	[illegible]	$ *35,000*	$ -	
9/15/2024	[illegible]	[illegible]	$ *35,000*	$ -	
10/15/2024	[illegible]	[illegible]	$ *35,000*	$ -	
11/15/2024	[illegible]	[illegible]	$ *35,000*	$ -	**2024**
12/15/2024	[illegible]	[illegible]	$ -	$ -	**$385,000**
1/15/2025	[illegible]	[illegible]	$ *75,000*	$ -	
2/15/2025	[illegible]	[illegible]	$ *75,000*	$ -	
3/15/2025	[illegible]	[illegible]	$ *80,000*	$ -	
4/15/2025	[illegible]	[illegible]	$ *40,000*	$ -	
5/15/2025	[illegible]	[illegible]	$ *40,000*	$ -	
6/15/2025	[illegible]	[illegible]	$ *40,000*	$ -	
7/15/2025	[illegible]	[illegible]	$ *40,000*	$ -	
8/15/2025	[illegible]	[illegible]	$ 60,000	$ -	
9/15/2025	[illegible]	[illegible]	$ 60,000	$ -	
10/15/2025	[illegible]	[illegible]	$ 60,000	$ -	
11/15/2025	[illegible]	[illegible]	$ 60,000	$ -	**2025**
12/15/2025	[illegible]	[illegible]	$ 60,000	$ -	**$690,000**
1/15/2026	[illegible]	[illegible]	$ 75,000	$ -	
2/15/2026	[illegible]	[illegible]	$ 75,000	$ -	
3/15/2026	[illegible]	[illegible]	$ 75,000	$ -	
4/15/2026	[illegible]	[illegible]	$ 75,000	$ -	
5/15/2026	[illegible]	[illegible]	$ 75,000	$ -	
6/15/2026	[illegible]	[illegible]	$ 75,000	$ -	
7/15/2026	[illegible]	[illegible]	$ 75,000	$ -	
8/15/2026	[illegible]	[illegible]	$ 75,000	$ -	
9/15/2026	[illegible]	[illegible]	$ 75,000	$ -	
10/15/2026	[illegible]	[illegible]	$ 75,000	$ -	
11/15/2026	[illegible]	[illegible]	$ 75,000	$ -	**2026**
12/15/2026	[illegible]	[illegible]	$ 75,000	$ -	**$900,000**
1/15/2027	[illegible]	[illegible]	$ 85,000	$ -	
2/15/2027	[illegible]	[illegible]	$ 85,000	$ -	
3/15/2027	[illegible]	[illegible]	$ 85,000	$ -	
4/15/2027	[illegible]	[illegible]	$ 85,000	$ -	
5/15/2027	[illegible]	[illegible]	$ 85,000	$ -	
6/15/2027	[illegible]	[illegible]	$ 85,000	$ -	
7/15/2027	[illegible]	[illegible]	$ 85,000	$ -	
8/15/2027	[illegible]	[illegible]	$ 85,000	$ -	
9/15/2027	[illegible]	[illegible]	$ 85,000	$ -	
10/15/2027	[illegible]	[illegible]	$ 85,000	$ -	**2027**
11/15/2027	[illegible]	[illegible]	$ 310,000	$ -	**$1,160,000**

SCHEDULE 11.3

MINIMUM INTEREST

The “Minimum Interest” means the amount shown below in the column headed Minimum Interest opposite the applicable period during which the Payoff Date occurs:

Period During Which the Payoff Date Occurs	Minimum Interest
On or before 6 months after the Effective Date	0.35 times the Amount Advanced
After 6 months and on or before 12 months after the Effective Date	0.50 times the Amount Advanced
After 12 months and on or before 18 months after the Effective Date	0.85 times the Amount Advanced
After 18 months and on or before 24 months after the Effective Date	0.95 times the Amount Advanced
After 24 months and on or before 30 months after the Effective Date	1.05 times the Amount Advanced
After 30 months after the Effective Date	1.15 times the Amount Advanced